CONSULTING AGREEMENT
                              --------------------


     This CONSULTING AGREEMENT ("Agreement") is executed effective as of the 31st day of December, 2004 ("Effective Date") between PETROSEARCH ENERGY CORPORATION, a Nevada corporation ("Company"), and BRADLEY J. SIMMONS ("Consultant").

                                    RECITALS:

     A. Company is in the business of acquiring, developing and operating oil and gas properties in several states, including, Texas, Oklahoma, North Dakota, Montana and Mississippi. Numerous acquisition and exploration opportunities have been presented by third parties to Company which Company desires to pursue in addition to the near term drilling projects.

     B. In order to achieve maximum success in the growth of its asset base and the enhancement of value to its equity securities, Company desires to engage the services of Consultant under the terms set forth herein to assist the Company in developing long range oil and gas development strategies.

                               TERMS OF AGREEMENT:

     NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of the mutual covenants contained herein, Company and Consultant agree as follows:

     1.   ENGAGEMENT/TERM.   Company hereby engages Consultant as an independent
          ---------------
contractor for a period of one (1) year from the Effective Date in the capacity described in paragraph 4 herein, subject to the termination provisions herein (the "Term"), and Consultant hereby agrees to be engaged by Company for the Term in such capacity as a consultant. This Agreement shall be automatically renewed for additional one (1) year periods unless either party elects to send written notice of termination of this Agreement to the other party at least thirty (30) days prior to the expiration of the then pending Term.

     2.   EXCLUSIVE BASIS.     Company and Consultant hereby stipulate that this
          ---------------
engagement shall be exclusive to Company and Consultant shall not enter into contemporaneous consulting relationships with third parties, whether similar or dissimilar, subject to the further provisions of this Agreement.

     3.   COMPENSATION.       Consultant  shall  be compensated for his services
          ------------
as follows:

          (A)  Consultant  shall  be  paid  TWENTY  THOUSAND  AND NO/100 DOLLARS
          ($20,000.00) monthly, in monthly installments, during the term of this Agreement, which compensation may, at Consultant's election, be made payable to


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          Consultant's  personal  business  entity  and  which  compensation may be increased from time to time in the discretion of the Board of Directors;

          (B) Consultant shall be reimbursed, upon submission of receipts, for any and all Company related travel away from Houston, Texas, including coach airfare, hotel and meals (subject to the expenditure limitations imposed by Company);

          (C) Consultant shall be promptly reimbursed for all other reasonable out-of-pocket expenses incurred on behalf of Company which are properly documented to Company; including, long distance telephone charges on telephones other than Company's office phones; and


     4.   DUTIES  AND  OBLIGATIONS.     Consultant shall perform such duties and
          ------------------------
tasks pertaining to Consultant's expertise as Company shall from time to time reasonably determine and specify as well as those duties and tasks customarily attributable to the assignment assumed. Consultant's assignment with Company shall be to serve as an advisor to the Board of Directors working at the guidance of the Chairman to lead the development of the Company's oil and gas development strategies, and any other functions deemed appropriate by the Board. Consultant shall set his own work hours and shall be entitled to perform his services, in his discretion, at locations other than Company's principal offices. Consultant hereby covenants and agrees to perform the consulting services for which he is hereby retained in good faith and with reasonable diligence in light of attendant circumstances; provided, however, that Consultant shall dedicate at least forty (40) hours per week of his time to Company matters.

     5.   TERMINATION FOR CAUSE BY COMPANY.     This Agreement may be terminated
          --------------------------------
for "cause" by Company. For purposes hereof, "cause" shall mean any of the following events:

          a. Any embezzlement or wrongful diversion of funds of Company or any affiliate of Company by Consultant;

          b.     Gross  malfeasance  by Consultant in the conduct of his duties;

          c. Material breach of this Agreement that remains uncured for a period of at least thirty (30) days following written notice from Company to Consultant of such alleged breach, which written notice describes in reasonable detail the nature of such alleged breach; or

          d. Conviction or the entry of a plea of nolo contendere or equivalent plea of a felony in a court of competent jurisdiction, or any other crime or offense involving moral turpitude.

     6.   TERMINATION  FOR GOOD REASON.     This Agreement may be terminated for
          ----------------------------
"good reason" by Consultant. For purposes hereof, "good reason" shall mean any material breach of this Agreement by the Company that remains uncured for a period of at least thirty (30) days following written notice from Consultant to Company of such alleged breach, which written notice describes in reasonable detail the nature of such alleged breach.

     7.   EFFECT  OF TERMINATION WITHOUT CAUSE BY COMPANY OR WITH GOOD REASON BY
          ----------------------------------------------------------------------
DOLE.     In  the  event  that  this  Agreement is terminated by Company without
----
"cause" or by Consultant with "good reason" and other than by the mutual agreement of the parties or the election not to renew the initial Term or any renewal Term, Consultant's sole remedy shall be limited to recovery by Consultant from Company of the compensation and continuation of the benefits described above for the portion of the Term then remaining on the date of termination, but no less than 12 months.

     8.   TIME  OF  ESSENCE,  ATTORNEYS  FEES.     Time  is  of the essence with
          -----------------------------------
respect to this Agreement and same shall be capable of specific performance without prejudice to any other rights or remedies under law. If either party seeks to enforce, in law or in equity (including any arbitration proceeding), any provision contained herein, then the prevailing party in such proceeding shall be entitled to attorneys fees, interest and all such other disbursements and relief provided under law, but shall not be entitled to punitive or exemplary damages of any kind.

     9.   MODIFICATION  OR AMENDMENT.     The parties hereto may modify or amend
          --------------------------
this Agreement only by written agreement executed and delivered by the respective parties.

     10.   BINDING  ON  HEIRS AND ASSIGNS.     This Agreement shall inure to and
           ------------------------------
be binding upon the undersigned and their respective heirs, representatives, successors and permitted assigns. This Agreement may not be assigned by either party without the prior written consent of the other party.

     11.   COUNTERPARTS.     For  the  convenience  of  the parties hereto, this
           ------------
Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

     12.   NO  WAIVERS.     No  waiver  of  or  failure  to  act upon any of the
           -----------
provisions of this Agreement or any right or remedy arising under this Agreement shall be deemed or shall constitute a waiver of any other provisions, rights or remedies (whether similar or dissimilar).

     13.   GOVERNING  LAW.     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
           --------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND SHALL BE PERFORMABLE IN HARRIS COUNTY, TEXAS.

     14.   NOTICES.     Any notice, request, instruction or other document to be
           -------
given hereunder by any party to the others shall be in writing (by FAX, mail, telegram or courier) and delivered to the parties as follows:

If to Company:            Mr. Richard D. Dole
                          4801 Woodway Drive, Suite 300E
                          Houston, Texas 77056
                          FAX:  713-961-9338

If to Consultant:         Mr. Bradley J. Simmons


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                          FAX:
                                --------------

     15.   ENTIRE  CONTRACT/NO  THIRD  PARTY  BENEFICIARIES.  This  Agreement
           ------------------------------------------------
constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, and is not intended to create any obligations to, or rights in respect of, any persons other than the parties hereto. There are no third party beneficiaries of this Agreement.

     16.   CAPTIONS FOR CONVENIENCE.  All captions herein are for convenience or
           ------------------------
reference only and do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

     17.   SEVERABILITY.  In case any one or more of the provisions contained in
           ------------
this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or enforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or enforceable provision had never been contained herein.

     18.   BINDING  ARBITRATION.  ANY  CONTROVERSY  OR  CLAIM  ARISING OUT OF OR
           --------------------
RELATING TO THIS AGREEMENT, OR THE BREACH THEREOF, SHALL BE SETTLED BY FINAL AND BINDING ARBITRATION CONDUCTED IN HOUSTON, TEXAS, IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES ("RULES") OF THE AMERICAN ARBITRATION ASSOCIATION IN EFFECT AT THE TIME THE CONTROVERSY OR CLAIM ARISES, BUT SAID ARBITRATION NEED NOT BE ADMINISTERED BY THE AMERICAN ARBITRATION ASSOCIATION. THE ARBITRATOR, WHICH SHALL BE AGREED UPON BY THE PARTIES, SHALL HAVE JURISDICTION TO DETERMINE ANY SUCH CLAIM AND MAY GRANT ANY RELIEF AUTHORIZED BY LAW FOR SUCH CLAIM EXCLUDING CONSEQUENTIAL AND PUNITIVE DAMAGES. ANY SUCH ARBITRATION SHALL BE CONCLUDED WITHIN 120 DAYS OF INITIATION OF THE ARBITRATION. IN ANY ARBITRATION UNDER THIS PARAGRAPH, ANY AND ALL RULES OF DISCOVERY SET FORTH IN THE TEXAS RULES OF CIVIL PROCEDURE SHALL BE APPLICABLE. EACH PARTY TO THE ARBITRATION SHALL BEAR THE INITIAL FILING FEES AND CHARGES EQUALLY, PROVIDED, HOWEVER, THAT THE ARBITRATOR SHALL AWARD REIMBURSEMENT OF ALL SUCH COSTS AND FEES TO THE PREVAILING PARTY AS A PART OF ITS AWARD. THIS PARAGRAPH SHALL LIKEWISE BE SPECIFICALLY ENFORCEABLE IN A COURT OF COMPETENT JURISDICTION SHOULD THE PARTY NOT DEMANDING ARBITRATION REFUSE TO PARTICIPATE IN OR COOPERATE WITH THE ARBITRATION PROCESS.

     EXECUTED by the undersigned as of the Effective Date set forth above.

SIGNATURES APPEAR ON FOLLOWING PAGE

                                   PETROSEARCH ENERGY CORPORATION



                                   By:  /s/  Richard D. Dole
                                      ------------------------------------------
                                          Richard D. Dole, President and CEO



                                   /s/  Bradley J. Simmons
                                   ---------------------------------------------
                                   [CONSULTANT SIGNATURE]
                                   Printed Name:  BRADLEY J. SIMMONS